UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 15, 2012

XIANGTIAN (USA) AIR POWER CO., LTD.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-52735	98-0632932
(Commission File Number)	(IRS Employer Identification No.)

c/o Luck Sky International Investment Holdings Limited

Unit 602 Causeway Bay Comm Bldg 1

Sugar Street, Causeway Bay

Hong Kong, People’s Republic of China

(Address of principal executive offices and zip code)

+86 10 859 10 261

(Registrant's telephone number including area code)

Goa Sweet Tours Ltd.

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01: Changes In Registrant's Certifying Accountant

Effective as of June 15, 2012, LBB & Associates Ltd., LLP (“LBB”) resigned as the Company's independent registered public accounting firm.

LBB reported on the Company's consolidated financial statements for the years ended July 31, 2011 and 2010 and reviewed the Company’s consolidated financial statements for the quarters ended April 30, 2012, January 31, 2012 and October 31, 2011. For these periods and up to June 15, 2012, there were no disagreements with LBB on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of LBB, would have caused it to make reference thereto in its report on the financial statements for such years.  During such years, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The reports of LBB on the financial statements of the Company for the fiscal years ended July 31, 2011 and 2010 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that LBB expressed in their reports substantial doubt about the Company to continue as a going concern.

The Company has provided LBB with a copy of the foregoing disclosure and requested that LBB provide the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to this item. A copy of such letter, dated June 19, 2012, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Company has engaged GBH CPAs, PC (“GBH”) to assume the role of its new independent registered public accounting firm. The decision to engage GBH was approved by the Board of Directors and the Company signed the engagement letter on June 19, 2012.

During the fiscal years ended July 31, 2011 and 2010 and through June 19, 2012, the Company did not consult with GBH on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and GBH did not provide either in a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(v) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304 (a)(1)(V) of Regulation S-K.

Item 9.01: Financial Statements and Exhibits.

16.1	Letter from LBB dated June 19, 2012 to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XIANGTIAN (USA) AIR POWER CO., LTD.

By: /s/ Deng Rong Zhou
Name: Deng Rong Zhou
Title: Chief Executive Officer

Dated: June 21, 2012

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